HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
FINANCIAL STATEMENTS
SEPTEMBER 30, 2007
(UNAUDITED)

Contents

Page

Financial Statements:

Balance Sheet as of September 30, 2007	1

Statements of Operations for the Nine Months Ended September 30, 2007 and 2006	2

Statements of Cash Flows for the Nine Months Ended September 30, 2007 and 2006	3

Notes to Financial Statements	4-13

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
BALANCE SHEET
AS OF SEPTEMBER 30, 2007
(Unaudited)

ASSETS

CURRENT ASSETS
Cash & cash equivalents	$101,180
Accounts receivable, net	7,207
Inventory	324,216
Other receivables	16,004
Due from shareholder	2,737,408
Due from related party	4,089

Total current assets	3,190,104

ADVANCES FOR CONSTRUCTION AND EQUIPMENT	191,430

PROPERTY AND EQUIPMENT, net	4,109,798

CONSTRUCTION IN PROGRESS	2,669

LAND USE RIGHT, net	252,807

TOTAL ASSETS	$7,746,808

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$82,318
Accrued liabilities and other payables	13,454

Total current liabilities	95,772

CONTINGENCIES

STOCKHOLDERS' EQUITY
Paid in capital	5,008,606
Statutory reserve	221,988
Accumulated other comprehensive income	421,084
Retained earnings	1,999,358

Total stockholders' equity	7,651,036

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,746,808

The accompanying notes are an integral part of these financial statements

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
STATEMENTS OF OPERATIONS
(Unaudited)

	FOR THE NINE MONTHS ENDED
	SEPTEMBER 30,
	2007	2006

Net sales	$2,935,010	$1,127,758

Cost of goods sold	(1,474,004)	(529,286)

Gross profit	1,461,006	598,472

Operating expenses
Selling expenses	(7,651)	(13,366)
General and administrative expenses	(230,816)	(158,225)

Total operating expenses	(238,467)	(171,591)

Income from operations	1,222,539	426,881

Non-operating income (expenses)
Interest income	-	3,079
Finance expenses	(128)	-
Other expenses	(1,721)	-

Total non-operating income (expenses)	(1,849)	3,079

Net income	1,220,690	429,960

Other comprehensive item
Foreign currency translation	283,250	17,430

Comprehensive Income	$1,503,940	$447,390

The accompanying notes are an integral part of these financial statements

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
STATEMENTS OF CASH FLOWS
(unaudited)

	FOR THE NINE MONTHS ENDED
	SEPTEMBER 30,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,220,690	$429,960
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	251,979	52,938
(Increase) decrease in current assets:
Other receivable	(2,358)	(2,607)
Inventory	473,189	(613,863)
Increase (decrease) in current liabilities:
Accounts payable	(7,622)	(7,058)
Unearned revenue	-	339,725
Accrued liabilities and other payable	5,824	2,473
Value added tax payable	(45,246)	42,310

Net cash provided by operating activities	1,896,456	243,878

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances for construction and equipment	(59,003)	(305,395)
Acquisition of property & equipment	(33,629)	(324,030)
Construction in progress	(2,610)	-

Net cash used in investing activities	(95,242)	(629,425)

CASH FLOWS FROM FINANCING ACTIVITIES:
Due from shareholder	(1,791,435)	(593,454)
Due to related parties	51,289	-

Net cash used in financing activities	(1,740,146)	(593,454)

EFFECT OF EXCHANGE RATE CHANGE ON CASH & CASH EQUIVALENTS	2,938	7,605

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	61,068	(979,001)

CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	37,174	976,054

CASH & CASH EQUIVALENTS, END OF PERIOD	$101,180	$4,658

SUPPLEMENTAL CASH FLOW DATA:
Income tax paid	$-	$-
Interest paid	$-	$-

The accompanying notes are an integral part of these financial statements

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Heilongjiang Weikang Bio-Technology Group Co., Ltd. (the “Company” or “Weikang”) was incorporated in the Heilongjiang Province, People’s Republic of China (“PRC”) on March 29, 2005, and was formerly known as Heilongjiang Weikang Bioengineer Co., Ltd. (“Weikang Bioengineer”). Weikang is engaged in development, manufacture and distribution of health care food products and dietary supplements.

The unaudited financial statements have been prepared by  the Company pursuant to the rules and regulations of the Securities and Exchange Commission.  The information furnished herein reflects all adjustments (consisting of normal recurring accruals and adjustments) which are, in the opinion of management, necessary to fairly present the operating results for the respective periods. Certain information and footnote disclosures normally present in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been omitted pursuant to such rules and regulations. These financial statements should be read in conjunction with the audited financial statements and footnotes included in the Company’s audited financial statements.  The results for the nine months ended September 30, 2007 are not necessarily indicative of the results to be expected for the full year ending December 31, 2007.

The Company was a development stage enterprise as defined by Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting by Development Stage Enterprises ", for the year ended December 31, 2005. The Company exited the development stage in May of 2006. Accordingly, cumulative information is not presented herein.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company’s policy is to maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Based on historical collection activity, no allowance was deemed necessary.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventories

Inventories are valued at the lower of cost or market with cost determined on a moving weighted average basis. Cost of work in progress and finished goods comprises direct material, direct production cost and an allocated portion of production overheads.

Advances for Construction and Equipment

Advances for construction and equipment represent the payments made in advance for the construction of the Company’s new office building and plant, and purchase of the Company’s production equipment. The Company reclassifies advances for construction and equipment to fixed assets when the purchase invoices are received from contractors or vendors.

Property and Equipment

Property and equipment are stated at cost, net of accumulated depreciation Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives ranging from 3 to 20 years as follows:

Building	20 years
Vehicle	5 years
Office Equipment	3-7 years
Production Equipment	3-6 years

Land Use Right

Right to use land is stated at cost less accumulated amortization. Amortization is provided using the straight-line method over 50 years.

Impairment of Long-Lived Assets

Long-lived assets, which include property, plant and equipment and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the assets. Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable. Based on its review, the Company believes that, as of September 30, 2007, there were no significant impairments of its long-lived assets.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes SFAS No. 109, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company does not have any significant deferred tax asset or liabilities that relate to tax jurisdictions not covered by the tax holiday.

The Company adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007. As a result of the implementation of FIN 48, the Company made a comprehensive review of its portfolio of tax positions in accordance with recognition standards established by FIN 48. As a result of the implementation of Interpretation 48, the Company recognized no material adjustments to liabilities or stockholders’ equity. When tax returns are filed, it is likely that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination.

Interest associated with unrecognized tax benefits are classified as interest expense and penalties are classified in selling, general and administrative expenses in the statements of income. The adoption of FIN 48 did not have a material impact on the Company’s financial statements.

Revenue Recognition

The Company's revenue recognition policies are in compliance with SEC Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as unearned revenue.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Sales revenue represents the invoiced value of goods, net of value-added tax (“VAT”). All of the Company’s products that are sold in the PRC are subject to Chinese value-added tax of 17% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government. VAT taxes are not affected by the income tax holiday.

The Company gives sales rebates to dealers of $2.00 (RMB 19.5) per box on the sale of its capsule series of products and $0.26 (RMB 2.00) per box on the sale of its liquid drinking series of products. Sales are recorded net of sales rebates of $996,395 and $408,978 for nine months ended 2007 and 2006, respectively.

Sales returns and allowances were $0 for both nine months ended September 30, 2007 and 2006. The Company does not provide unconditional right of return, price protection or any other concessions to its dealers or other customers.

Cost of Goods Sold

Cost of goods sold consists primarily of material costs, employee compensation, depreciation and related expenses, which are directly attributable to the production of products.  Write-downs of inventory to lower of cost or market is also recorded in cost of goods sold.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to credit risk consist primarily of accounts receivable and other receivables. The Company does not require collateral or other security to support these receivables. The Company conducts periodic reviews of its customers' financial condition and customer payment practices to minimize collection risk on accounts receivable.

The operations of the Company are located in the PRC. Accordingly, the Company's business, financial condition, and results of operations may be influenced by the political, economic, and legal environments in the PRC, as well as by the general state of the PRC economy.

Statement of Cash Flows

In accordance with SFAS No. 95, “Statement of Cash Flows,” cash flows from the Company's operations are calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows may not necessarily agree with changes in the corresponding balances on the balance sheet.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash flows from investing activity exclude transfers from construction in progress to property and equipment of $0 and $226,192 for nine months ended September 30, 2007 and 2006, respectively.

Basic and Diluted Net Income per Share

The Company is a limited company formed under the laws of the PRC. Like limited liability companies (LLC) in the United States, limited liability companies in the PRC do not issue shares to the owners.  The owners however, are called shareholders. Ownership interest is determined in proportion to capital contributed. Accordingly, earnings per share data is not presented.

Fair Value of Financial Instruments

SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Foreign Currency Translation and Comprehensive Income (Loss)

The Company’s functional currency is the Renminbi (“RMB”). For financial reporting purposes, RMB has been translated into United States dollars ("USD") as the reporting currency. Assets and liabilities are translated at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at the average rate of exchange prevailing during the reporting period. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated other comprehensive income". Gains and losses resulting from foreign currency transactions are included in income. There has been no significant fluctuation in exchange rate for the conversion of RMB to USD after the balance sheet date.

Segment Reporting

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company.

SFAS 131 has no effect on the Company's financial statements as substantially all of the Company's operations are conducted in one industry segment. The Company consists of one reportable business segment. All of the Company's assets are located in the PRC.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Research and Development

Research and development costs are related primarily to the Company developing its new health care products. Research and development costs are expenses as incurred. For the nine months ended September 30, 2007 and 2006, the research and development expense was $4,290 and $4,441, respectively.

Start-up Costs

In accordance with the American Institute of Certified Public Accountants Statement of Position 98-5, “Reporting on the Costs of Start-up Activities”, the Company expenses all costs incurred in connection with the start-up and organization of the Company.

New Accounting Pronouncements

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which establishes a framework for measuring fair value, and expands disclosures about fair value measurements required under the accounting pronouncements, but does not change existing guidance as to whether or not an instrument is carried at fair value. Additionally, it establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for fiscal year, including financial statements for an interim period within the fiscal year. The Company is currently evaluating the impact, if any, that SFAS No. 157 will have on its financial statements.

Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an Amendment of FASB Statements No. 87, 88, 106, and 132R

In September 2006, the FASB, issued SFAS, No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an Amendment of FASB Statements No. 87, 88, 106, and 132R,” which requires employers to recognize the underfunded or overfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in the funded status in the year in which the changes occur through accumulated other comprehensive income. Additionally, SFAS No. 158 requires employers to measure the funded status of a plan as of the date of its year-end statement of financial position. The new reporting requirements and related new footnote disclosure rules of SFAS No. 158 are effective for fiscal years ending after December 15, 2006. We adopted the provisions of SFAS No. 158 for the year end 2006, and the effect of recognizing the funded status in accumulated other comprehensive income was not significant. The new measurement date requirement applies for fiscal years ending after December 15, 2008.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value Option for Financial Assets and Financial Liabilities

In February of 2007 the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities— Including an Amendment of FASB Statement No. 115.” The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company is analyzing the potential accounting treatment.

Considering the Effects of Prior Year Misstatements in Current Year Financial Statements

In September 2006, the SEC issued SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”), which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The Company adopted SAB 108 in the fourth quarter of 2006 with no impact on its financial statements.

3. INVENTORY

Inventories at September 30, 2007 were as follows:

Raw materials	$184,336
packing materials	36,379
Finished Goods	103,501

Total	$324,216

No allowance for inventory was made for the nine months ended September 30, 2007 and 2006.

4. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following at September 30, 2007:

Building	$3,032,151
Building improvements	600,782
Production equipment	712,919
Office furniture and equipment	41,200
Vehicles	106,991

4,494,043
Less: Accumulated depreciation	(384,245)
$4,109,798

Depreciation expense for the nine months ended September 30, 2007 and 2006 was $247,195 and $45,282, respectively.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

5. OTHER RECEIVABLES

Other receivables represent cash advances to employees and sales representatives for normal business purposes such as advance for traveling expense.

6. RELATED PARTY TRANSACTIONS

Due from shareholder

Due from shareholder represents payments received by the Company’s majority shareholder on behalf of the Company from the Company’s dealers net of payments made for purchases made by the shareholder on behalf of the Company.  The transactions were recorded in the shareholder’s personal bank account. During the nine months ended September 30, 2007 and 2006, $4,483,370 and $2,108,208 in sales receipts, respectively, were deposited to the shareholder’s personal bank account, and $2,442,135 and $1,370,062 were paid by the shareholder for purchases on behalf of the Company from the shareholder’s bank account.

Due from related party

Due from related party represents accounts receivable arising from sales to a company owned by the majority shareholder of the Company. Sales to this related party during the nine months ended September 30, 2007 and 2006 was $94,176 and $1,921, respectively.

Sales to related party

The Company made sales to another related company owned by the majority shareholder of the Company of $997,347 and $377,967 for the nine months ended September 30, 2007 and 2006, respectively.

7. LAND USE RIGHT

All land in the PRC is government owned and can not be sold to any individual or company. However, the government grants the user a “land use right” (the Right) to use the land. The Company acquired land use rights during 2005 for $241,648.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

7. LAND USE RIGHT (CONTINUED)

The Company has the right to use the land for 50 years and amortizing the Right on a straight-line basis for 50 years.

Amortization expense for the nine months ended September 30, 2007 and 2006 was $4,784 and $7,655, respectively. Amortization expenses for the next five years are as follows: $5,017, $5,017, $5,017, $5,017 and $5,017, respectively.

8. INCOME TAXES

The Company is governed by the Income Tax Law of the PRC concerning private-run enterprises, which are generally subject to tax at a statutory rate of 33% on income reported in the statutory financial statements after appropriated tax adjustments. The Company is exempt from income tax for three years from 2006 through 2008. As a result of this tax exemption, no income tax was accrued for the nine months ended September 30, 2007 and 2006.

Net income for the nine months ended September 30, 2007 and 2006 would have been lower by $402,827 and $141,886, respectively if the Company was not exempt from income taxes.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the year ended September 30, 2007 and 2006:

	2007	2006
US statutory rates	34%	34%
Tax rate difference	(1%)	(1%)
Effect of tax holiday	(33%)	(33%)
Tax per financial statements	-	-

9. STATUTORY RESERVES

Pursuant to the new corporate law of the PRC effective January 1, 2006, the Company is now only required to maintain one statutory reserve by appropriating from its after-tax profit before declaration or payment of dividends. The statutory reserve represents restricted retained earnings.

Surplus reserve fund

The Company is now only required to transfer 10% of its net income, as determined under PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital. As of September 30, 2007, the Company made $221,988 to this reserve.

The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

HEILONGJIANG WEIKANG BIO-TECHNOLOGY GROUP CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(UNAUDITED)

9. STATUTORY RESERVES (CONTINUED)

Common welfare fund

Common welfare fund is a voluntary fund that the Company can elect to transfer 5% to 10% of its net income to this fund. The Company did not make any contribution to this fund for the nine months ended September 30, 2007.

This fund can only be utilized on capital items for the collective benefit of the Company’s employees, such as construction of dormitories, cafeteria facilities, and other staff welfare facilities. This fund is non-distributable other than upon liquidation.

Pursuant to the "Circular of the Ministry of Finance (MOF) on the Issue of Corporate Financial Management after the Corporate Law Enforced" (No.67 [2006]), effective on April 1, 2006, issued by the MOF, companies transferred the balance of SCWF (Statutory Common Welfare Fund) as of December 31, 2005 to Statutory Surplus Reserve. Any deficit in the SCWF was charged in turn to Statutory Surplus Reserve, additional paid-in capital and undistributed profit of previous years. If a deficit still remains, it should be transferred to retained earnings and be reduced to zero by a transfer from after tax profit of following years. At September 30, 2007, the Company did not have a deficit in the SCWF.

10. CONTINGENCIES

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company’s sales, purchases and expenses transactions are denominated in RMB and all of the Company’s assets and liabilities are also denominated in RMB. The RMB is not freely convertible into foreign currencies under the current law. In China, foreign exchange transactions are required by law to be transacted only by authorized financial institutions. Remittances in currencies other than RMB may require certain supporting documentation in order to affect the remittance.

11. SUBSEQUENT EVENT

On October 25, 2007, the Company’s two shareholders entered into an equity interest transfer agreement whereby 100% of the Company’s equity interest was sold to a US company for approximately $7,600,000 (RMB 57,000,000). The acquisition transaction was deemed completed on November 9, 2007, with the registration of the Company as a foreign invested enterprise and the US company as the 100% owner of the Company’s registered capital.